CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.31

(Execution version)

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER

June 17, 2024	Change Order No. 6 Rev. 1

Reference: Pollution Liability Insurance
De-scope and Job Site Security Services
De-scope

Venture Global CP2 LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and Worley Field Services Inc., a corporation duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following change to that certain Engineering, Procurement and Construction Agreement, dated as of May 12, 2023, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the changes set forth herein do not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order, as revised, is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the changes described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Changes:

The Agreement is hereby modified with the revisions set forth below:

(1)	Article 1 “Owner Contracts” of the Agreement is hereby amended by inserting a new item “(17)” immediately following item “(16)”:

“(17) the Job Site Security Services MSA.”

(2)	Article 1 of the Agreement is hereby amended by inserting the following new defined terms in alphabetical order:

““Job Site Security Services MSA” means the Job Site security services Master Services Agreement dated as of April 20, 2023 between Stratigos Dynamics, Inc. and Owner.”

(3)	Section 3.7 of the Agreement is hereby amended by:

(a)	by deleting sub-Section 3.7.9 in its entirety and replacing it with the following:

“3.7.9 obtain and maintain the insurance set forth in Section 26.3; and”

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(Execution version)

(b)	by inserting a new sub-Section 3.7.10 immediately following sub-Section 3.7.9:

“3.7.10 provide and pay for the Job Site security services.”

(4)	The Parties agree to a reduction to the Target Price relating to the Pollution Liability Insurance coverage in accordance with Amendment No. 2 to the Agreement.

For the avoidance of doubt, the foregoing shall have no impact on the requirements set forth in Section 15.3.4. and as defined in Exhibit R to the Agreement.

Price:

The Parties have agreed to reduce the Target Price by the amount of [***].

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

********

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(Execution version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global CP2 LNG, LLC	Worley Field Services Inc.

By: /s/ Keith Larson	By: /s/ Amanda Knost
Name: Keith Larson	Name: Amanda Knost
Title: General Counsel and Secretary	Title: President, US Gulf Coast